EXHIBIT 4.1


                      CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "Legal and Auditing Matters" and to the use of our report dated January 20, 1998 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 333-44231) and related Prospectus of Ranson Unit Investment Trust, Series 64.


                                     Allen, Gibbs & Houlik, L.C.


Wichita, Kansas
January 20, 1998